Exhibit 32.1
SECTION 1350 CERTIFICATION
OF CHIEF EXECUTIVE OFFICER
In connection with the Quarterly Report of SMSA Treemont Acquisition Corp. (the “Company”) on Form 10-Q for the period ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Guo Wang, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2011	By:	/s/ Guo Wang
Guo Wang
Chief Executive Officer